UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

UL Solutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! UL SOLUTIONS INC. 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET UL SOLUTIONS INC. 333 PFINGSTEN RD NORTHBROOK, ILLINOIS 60062 V88926-P47028 You invested in UL SOLUTIONS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2026 8:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/ULS2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Jennifer F. Scanlon	For
1b.	James M. Shannon	For
1c.	James P. Dollive	For
1d.	Marla C. Gottschalk	For
1e.	Friedrich Hecker	For
1f.	Charles W. Hooper	For
1g.	Kevin J. Kennedy	For
1h.	Vikram U. Kini	For
1i.	Sally Susman	For
1j.	Michael H. Thaman	For
1k.	Elisabeth Tørstad	For
1l.	George A. Williams	For
2.	The ratification of the retention of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3.	The approval, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the Proxy Statement.	For

NOTE: Your proxy holder will also vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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